Nuveen Floating Rate Fund

Supplement Dated March 31, 2003
To The Prospectus Dated September 27, 2002


The Board of Trustees of the Nuveen Floating
Rate Fund (the Fund) has today determined to close and liquidate the Fund, effective
May 28, 2003.  Despite the Funds
competitive investment results, it has not been able to generate sufficient sales to reach a self-sustaining level of assets.

Existing shareholders may continue to reinvest dividends through the payment date of the regular April dividend (expected to have a payable date of May 1, 2003). Following the payment date of the regular April dividend, the Fund will cease declaring daily dividends and instead is expected to make a final declaration of all remaining undistributed net investment income May 27, 2003 to be payable on May 28, 2003.

Fund liquidation proceeds may be transferred to another Nuveen mutual fund by completing a Mutual Fund Exchange Form. You may obtain this form and prospectuses of other Nuveen mutual funds by contacting your financial advisor, visiting our website at www.nuveen.com, or calling Nuveen Investments at the number listed below. Please carefully read the prospectus of the fund into which you wish to exchange before sending your instructions. The Fund must receive your request in proper form on or before 4:00 p.m., Eastern Time, on May 28, 2003.

Unless you or your advisor have previously requested to exchange your Fund shares for another Nuveen mutual fund, effective
May 28, 2003, the Fund will liquidate your account and will send you the proceeds of the liquidation.

Should you have any questions about your Funds closing or if you need assistance, please contact your financial advisor or Nuveen Investments at (800) 257-8787.